OTCBB: PHOT

Investor Presentation

October 2013

Safe Harbor Statement:

This presentation includes forward-looking statements covered by the Private Securities Litigation Reform Act of 1995. Because such statements deal with future events, they are subject to various risks and uncertainties. Actual results for fiscal year 2012, 2013, and beyond could differ materially from the Company's current expectations. Forward-looking statements are identified by words such as "anticipates," "projects," "expects," "plans," "intends," "believes," "estimates," "targets," and other similar expressions that indicate trends and future events.

Factors that could cause the Company's results to differ materially from those expressed in forward-looking statements include, without limitation, variation in demand and acceptance of the Company's products and services, limited or insufficient access to capital, general business and economic conditions beyond the Company's control, timing of the completion and integration of acquisitions, the consequences of competitive factors in the marketplace including the ability to attract and retain customers, results of continuous improvement and other cost-containment strategies, and the Company's success in attracting and retaining key personnel. The Company undertakes no obligation to revise or update forward-looking statements as a result of new information, since these statements may no longer be accurate or timely.

Any information compiled from other websites, sources, authors, articles, or otherwise is believed to be accurate at the time of publication of this document, and is referenced as appropriate. The Company makes no assurances as to the accuracy of projections, timelines, figures, expectations, or assumptions pertaining to the Company or any referenced or unreferenced third-party.

Why GrowLife?

According to data from a Washington State report, and extrapolated forward, the marijuana industry is expected to reach $45 billion annually

GrowLife has the highest revenues of any publicly traded, fully reporting company in the marijuana industry

GrowLife is a diversified provider of marijuana-related goods and services, ranging from hydroponic growing equipment to lifestyle and entertainment products, sold via brick and mortar locations and the web.

Investors seeking a marijuana "pure play" are invited to discover:

GrowLife

OTCBB: PHOT

GrowLife is a fully reporting DTC eligible company / issuer with the SEC.

Synergistic Business Segments

Business Unit	Description
GrowLife Hydroponics	The largest footprint of retail hydroponic stores of any chain in the country. With brick and mortar locations in California, Colorado, Massachusetts, New Hampshire and Maine, GrowLife Hydroponics has the ability to ship to any address in the U.S. in less than 2 days.
Greners.com and 58Hydro.com	Two online superstores for hydroponic and organic growing equipment with established sales history and customer base.
Phototron by GrowLife	25+ year old recognized brand; long-time industry advertiser, easy "all-in-one" home grow solution
Stealth Grow	Top of the line LED technology; shareholder developed; sales and distribution established

GrowLife Revenues Continue to Increase Quarter Over Quarter


GrowLife Inc. Quarterly Revenues
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$0.00
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Quarterly Revenue

In Mid-November GrowLife Expects to File its 3rd Quarter Financial Statements.

This will be the first quarterly statement that includes a Full Quarter Reflecting the Contributing Revenue from the Company's Recent Acquisitions.

"GrowLife is The Revenue Leader For All Fully Reporting Companies In the "Cannabis Index"

This chart is for illustrative purposes only, and based upon information gathered from OTC Markets (www.OTCMarkets.com) on October 8th, 2013

Company	Ticker	Exchange	Description	Revenue Q1-Q2 2013	Market Cap	Share Price
GrowLife, Inc.	**PHOT**	OTCBB	**Featuring established revenue producing business units and cutting edge innovations**	$1.63M Fully Reporting	**$38.2M**	$.061
Medical Marijuana, Inc.	**MJNA**	Pink Sheets	Products and services focused on cannabis industry	Non-Reporting	**$135M**	$0.143
Cannabis Sciences Inc.	**CBIS**	OTCQB	R&D of cannabis compounds	$1,604	**$29.2M**	$0.041
Hemp, Inc.	**HEMP**	Pink Sheets	Diversified holdings in cannabis and hemp markets	Non-Reporting	**$4.2M**	$0.019
MedBox Inc.	**MDBX**	Pink Sheets	Patented, secure "vending machines"	Non-Reporting	**$361M**	$23.50
GreenGro Technologies Inc.	**GRNH**	Pink Sheets	Vertical cultivation systems	Non-Reporting	**$5.6M**	$0.039

The Green Light

On August 29th, 2013 The Department of Justice Announces a Landmark Update to Marijuana Enforcement Policy

- In a new memorandum, the DOJ states that the Federal government will respect the states' rights to define their own marijuana laws while identifying 8 areas that must be respected.
- The move represents the most dramatic policy change for the medical and recreational marijuana industry in its history.
- The guidance should empower more state lawmakers to craft laws pertaining to medical and recreational use in their states without fear of federal intervention. The clarity provided by the DOJ could hasten the path through state legislatures that now view their decisions as final.

What Does the DOJ Announcement Mean For Cannabis Companies?

Already established sectors of the industry, such as Colorado, went into overdrive.

Many dormant infrastructure plans in the Cannabis industry became active and funded immediately following the publication of the new DOJ position.

State legislators are likely greatly encouraged to craft their own laws with the knowledge that they will not be trumped by Federal law.

As a Result of The DOJ News, GrowLife Experiences its Single Largest Online Sales Day in Their History.

The DOJ's 8 Priorities Have No Adverse Impact on GrowLife, Inc.

1. Preventing the distribution of marijuana to minors
2. Prevent revenue from going to criminal enterprises
3. **Prevent diversion from legal states to non-legal states**
4. Prevent from use as a cover for other illegal activity
5. Prevent violence and use of firearms in distribution
6. Prevent drugged driving & adverse health effects
7. Prevent growing of marijuana on public lands
8. Preventing marijuana possession on federal property

However, Priority 3, which states that legally produced medical marijuana not be transported from one state to another, could greatly encourage production in each state to abide the transport rule. This means more grow equipment such as GrowLife produces.

Markets Take Notice

GrowLife, Inc.


97% Increase Since DOJ Announcement
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
Aug. 23
Sept. 9
Sept. 23
Oct. 8th
Share Price

Cannabis Index


0.18
0.16
0.14
0.12
0.1
0.08
0.06
0.04
0.02
0
Aug. 23
Sept. 9
Sept. 23
Oct. 8
MJNA
CBIS
HEMP

GrowLife Strategy

Ability to aggressively market core products, create new innovations, and make acquisitions which contribute to top-line revenue and overall value as a company. As advancements are made toward federal legalization of marijuana, **GrowLife expects to be at the forefront of the industry.**


GROWLIFE INNOVATIONS
PRODUCT OR SERVICE ACQUISITIONS
ONLINE RETAIL
BRICK-AND-MORTAR HYDRO STORES
WHOLESALE & MASS-MARKET
GrowLife
ALL IN ON GREEN

GrowLife is fully committed to driving revenue and profit.

Investment Drivers

- **An Established Brand**: Led by the Phototron brand that has been sold to cannabis growers for thirty years, GrowLife is well on its way to being an elite brand in marijuana. With both retail and Internet locations, GrowLife is exploiting current market opportunities and ready to pursue any new regulatory driven markets.

- **Consolidation**: GrowLife is just beginning to realize the business synergies and efficiencies from consolidation of the acquisitions made in 2012 & 2013. Management remains open to acquisitions that are both favorable to shareholders and conducive to long-term growth, while improving and expanding existing operations to scale.

- **Cross-Marketing**: As new technologies are introduced or acquired, GrowLife has pre-established channels to either sell or test-market innovations. The company is designing a database to achieve long-term sales and marketing objectives.

- **Diversity**: GrowLife is not reliant upon the adaptation of a specific product or outright Federal acceptance; instead we are building a multi-channel brand with established sales and customers with products and services which serve multi large industries. The company's cyber and real-world footprint will provide a launching point for new product entries.

- **"Pure Play"**: GrowLife features a combination of core technologies, retail sales channels, and wholesale relationships to support a growing enterprise for shareholders. As the industry advances, GrowLife expects to be at the forefront with a richly populated customer database, revolutionary products & services, and a vast retail network to satisfy consumer demand with sound margins.

GrowLife Product Integration

PHOTOTRON

58HYDRO

Stealth Grow LED

SG Sensors


Successful Brands Expanded Through ROI Based Direct Marketing, Retail, and Wholesale
Product Innovation or Acquisition
Overtake / Generate Direct Sales
Initial Retail Sales
(Greners.com & Urban Garden)

Greners.com

Urban Garden Hydroponic Supplies

GrowLife

STRATEGY

- Expand Direct Sales
- New Retail Distribution
- Wholesale Distribution
- Reduce Costs
- Reduce Overhead

GOALS:

- Enhance Shareholder Value
- Create Scalable Supply Chain
- Seamless Integration

Now Operating 7 Retail Locations


Colorado
New
Hampshire
Maine
Massachusetts
California

Acquisition & Build Out Strategy

Identify Value Based Transactions

→

Execute Cash, Stock, or Debt Transaction to Acquire

1) Evergreen Garden Centers

2) Rocky Mountain Hydroponics

3) 58Hydro.com

→

Aggregate Data & Marketing,

Consolidate Business Processes

Improve Focus on GrowLife Core Product Sales

Initial Build Out Of 12 Stores → 30 Stores By the End Of 2014 → $15 Million in Annual Sales

GrowLife now controls the leading web destination for information related to the relationship between healthcare and cannabis.


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Growth in a Growing Industry

The Majority of Americans Support Marijuana

Recent changes in laws and regulation affecting both medical and recreational use of marijuana come at a time when attitudes toward marijuana use have changed dramatically.
According to a study by Pew Research, a top polling firm used by policy makers in Washington and elsewhere, the MAJORITY of Americans now approve of the use of marijuana.

Views of Legalizing Marijuana: 1969-2013

% saying marijuana should be ...



84
73
78
Illegal
61
50
52
45
45
32
24
17
12
Legal
1969
1980
1991
2002
2013

PEW RESEARCH CENTER March 13-17, 2013.
1973-2008 data from General Social Survey; 1969 and 1972 data from Gallup.

Legal Medical Use

Marijuana is currently illegal at the U.S. federal level, although states have enacted their own laws regarding the administration of marijuana for medical or recreational use. Management has thus mutually agreed to focus entirely upon federally legal, ancillary products which service the home cultivation markets.

State	Passed	How Passed	Possession Details
AK	'98	Ballot measure 8; 58%	1 oz usable; 6 plants (3 mature, 3 immature)
AZ	'10	Prop. 203; 50.13%	2.5 oz usable; 0-12 plants[2]
CA	'00	Prop 215; 56%	8 oz usable; 6 mature or 12 immature plants
CO	'12	House Bill 1101	RECREATIONALLY LEGAL
CT	'13	House Bill 5389 96-51 House; 13-12 Senate)	One-month supply (exact amount to be determined)
DC	'10	Amendment Act B18-622 (13-0 vote)	2 oz dried; limits on other forms to be determined
DE	'11	Senate Bill 17 (27-14 House, 17-4 Senate)	6 oz usable
HI	'00	Senate Bill 862 (32-18 House; 13-12 Senate)	3 oz usable; 7 plants (3 mature, 4 immature)
IL	'13	House Bill 1 (61-57 House; 35-21 Senate)	2.5 ounces of usable cannabis during a period of 14 days
ME	'99	Ballot Question 2 (61%)	2.5 oz usable; 6 plants
MA	'12	Ballot Question 3 (63%)	Sixty day supply for personal medical use

State	Passed	How Passed	Possession Details
MI	'08	Proposal 1 (63%)	2.5 oz usable; 12 plants
MT	'04	Proposal 1 (63%)	2.5 oz usable; 12 plants
NH	'13	House Bill 573 (284-66 House; 18-6 Senate)	Two ounces of usable cannabis during a 10-day period
NV	'00	Ballot Question 9 (65%)	1 oz usable; 7 plants (3 mature, 4 immature)
NJ	'10	Senate Bill 119 (48-14 House; 25-13 Senate	2 oz usable
NM	'07	Senate Bill 523 (36-31 House; 32-3 Senate)	6 oz usable; 16 plants (4 mature, 12 immature)
OR	'98	Ballot Measure 67 (55%)	24 oz usable; 24 plants (6 mature, 18 immature)
RI	'06	Senate Bill 0710 (52-10 House; 33-1 Senate)	2.5 oz usable; 12 plants
VT	'04	Senate Bill 76 (22-7) HB645 (82-59)	2 oz usable; 9 plants (2 mature, 7 immature)
WA	'95	Initiative 692 (59%)	24 oz usable; 15 plants RECREATIONALLY LEGAL

Dr. Sanjay Gupta

CNN's Chief Medical Correspondent

On August 8th, 2013, Dr. Gupta Published an article titled "Why I Changed My Mind On Weed."


SANJAY
GUPTA
MD

Quotes from Dr. Gupta:

- "I mistakenly believed the Drug Enforcement Agency listed marijuana as a schedule 1 substance because of sound scientific proof."
- "I have come to the realization that it is irresponsible not to provide the best care we can as a medical community, care that could involve marijuana"
- "Looking forward, I am especially intrigued by studies like those in Spain and Israel looking at the anti-cancer effects of marijuana and its components."

GrowLife OTCBB: PHOT

A Rising Buzz About GrowLife

GrowLife in the News

- Who Will Get High Off the Marijuana Gold Rush? - Wall St. Cheat Sheet
- The Green Rush Is On For Marijuana Companies - MSN Money
- Capitalizing On Cannabis: An interview With Sterling Scott, CEO of GrowLife - Seeking Alpha
- Is America Growing Support For the Marijuana Industry? - Wall St. Cheat Sheet
- Why I Changed My Mind On Weed – Dr. Sanjay Gupta/CNN

GrowLife's Phototron Featured and Recommended In November Issue of High Times Magazine



GROWBOX BUYER'S GUIDE
HIGH TIMES
Home Growing Special
Closet Gardens for Beginners
Easy Buds for Busy People
Origins of Cannabis
Pot Antiques
Morocco's Hash Mountains
Vicente Fox Interview

Word on the Street

420 Investor.com

Seeking Alpha

Alan Brochstein, perhaps the most popular and influential independent, uncompensated financial blogger following publicly traded marijuana equities, has noted GrowLife's ascension in the post DOJ position change environment.

Here is an excerpt from a recent article by Brochstein after the DOJ change:

"PHOT was a big winner, rising 70%. I think that the catalyst was the letter that its CEO, Sterling Scott, wrote following the DOJ change of stance. I ended up interviewing him and came away viewing the company as a lot more trustworthy than most of the rest of the peers. The business model is simple - "picks and shovels". The bottom-line, though, is that I see this company as likely to capture more mind-share from investors because they seem well positioned to benefit from the recreational expansion as well as the medical side."

Dedicated Management

Sterling Scott, CEO & Chairman

- Sterling Scott has served as the Chairman and CEO of GrowLife Inc. since April of 2012.
- As a former Federal regulatory attorney – he brings a refreshing level of credibility to a fragmented industry with exponential growth potential.
- Scott brings nearly 30 years of experience in managing businesses and practicing business law to GrowLife.
- BA in Social Sciences from Shimer College and a JD from DePaul University.
- Previously an associate and partner with acclaimed Jenner & Block in Washington D.C., as well as becoming a member of the Senior Management Team for Technical Management Services Company (TAMSCO). He has a successful M&A track record, having assisted with transactions as high as $100M.

Kyle Tracey, Interim President

- Strategically appointed as interim President of GrowLife, Inc. for his industry credentials, work ethic, and capacity to innovate, market, and sell hydroponic equipment. Mr.. Tracey has been serving the company as President of GrowLife Productions, Inc.
- Kyle Tracey delivers the imperative contacts and respect to achieve market penetration for GrowLife brands and sales channels (brick-and-mortar stores or online properties).
- BA in Business Management from the University of Rhode Island.
- Kyle's association and experience with **High Times Magazine**, live event promoters **Guerilla Union** and **Live Nation**, and entertainment industry powerhouse **Sony Pictures Classics**, all have the potential to position GrowLife business units for expansive sponsorship opportunities and market penetration.

Executive Team continued

- **John Genesi, Chief Financial Officer**

  John Genesi has served as Chief Financial Officer of GrowLife, Inc. since July 2013. He has 20 years of senior-level financial management experience in both the private and public sectors, with an emphasis on startup/development stage companies. Prior to joining GrowLife, John helped build a company from a business plan into a successful organization with over 100 employees and $30 million in revenue.

- **Rob Hunt, President, GrowLife Hydroponics Division**

  Rob Hunt has more than five years of experience in the Gardening Industry specializing in Organic and Hydroponic growing methods previously as the majority owner and CEO of both Rocky Mountain Hydroponics (RMH) in Colorado and Evergreen Garden Centers (EGC) in Massachusetts, New Hampshire and Maine. As the CEO of RMH and EGC Mr. Hunt grew from one location to five and significantly increased revenue over each year of leadership, building it to annual sales of over four million dollars. Mr. Hunt is also an active attorney in the State of Colorado, where he has helped advise and guide many medical marijuana dispensaries through a rapidly changing legal landscape.

Corporate Information

Symbol	PHOT
Exchange	(OTCBB) – SEC Reporting
Shares Outstanding	620M
Share Price 10/8/13	.061
Approximate Market Cap	$38.2M
2012 Revenue	$1,450,000
Transfer Agent	Direct Transfer, LLC
Law Firm	Horowitz, Cron & Armstrong, LLP
Auditor	Anton & Chia, LLP

Conclusion/Business Unit Status

GrowLife is in a unique position to leverage industry relationships, state-of-the-art innovations, and equity to develop a fully integrated lifestyle brand through acquisitions and internal growth – entirely dedicated to the cannabis/marijuana industry. With many states rapidly adopting laws for medical access, and the DOJ's announcement on August 29th, 2013-- it would appear that the industry has progressed to a point of safe acceleration.

Business Unit	Status
GrowLife Hydroponics	The largest footprint of retail hydroponic stores of any chain in the country. With brick and mortar locations in California, Colorado, Massachusetts, New Hampshire and Maine, GrowLife Hydroponics has the ability to ship to any address in the US in less than 2 days.
Greners.com & 58Hydro.com	Two online superstores for hydroponic and organic growing equipment with established sales history and customer base.
Phototron by GrowLife	25+ year old recognized brand; long-time industry advertiser, easy "all-in-one" home grow solution
Stealth Grow	Top of the line LED technology; shareholder developed; sales and distribution established
Cannabis.org	Launched October 1st, 2013.

Historical Quotes

- *The prestige of government has undoubtedly been lowered considerably by the prohibition law. For nothing is more destructive of respect for the government and the law of the land than passing laws which cannot be enforced. It is an open secret that the dangerous increase of crime in this country is closely connected with this.*
  - Albert Einstein
- The amount of money and the legal energy being given to prosecute hundreds of thousands of Americans who are caught with a few ounces of marijuana in their jeans makes no sense - the kindest way to put it.
  - William F. Buckley
- *Prohibition goes beyond the bounds of reason in that it attempts to control man's appetite through legislation and makes a crime out of things which are not crimes. A prohibition law strikes a blow at the very principle upon which our Government was founded.*
  - Abraham Lincoln - Dec. 1840
- *Marijuana in its natural form is one of the safest therapeutically active substances known to man.*
  - DEA's Administrative Law Judge Francis Young "In the matter of marijuana rescheduling petition."
- *I do not believe that the federal government should treat adults who choose to smoke marijuana as criminals... It's not appropriate in a free society.*
  - Rep. Barney Frank
- *Medicines often produce side effects. Sometimes they are physically unpleasant. Cannabis too has discomforting side effects, but these are not physical they are political.*
  - The Economist 3/28/92
- *Penalties against possession of a drug should not be more damaging to an individual than use of the drug itself; and where they are, they should be changed. Nowhere is this more clear than in the laws against possession of marijuana in private for personal use... I support legislation to eliminate all Federal criminal penalties for possession of up to 1 oz. of marijuana.*
  - Jimmy Carter, Message to Congress in 1977

Investor Relations Contact:

Integrity Media Inc.
Kurt Divich, (702) 396-1000
kurt@integrityir.com